Investment property	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Investment property
11.	Investment property

	31.12.2020	31.12.2021	31.12.2021
	RMB’000	RMB’000	US$’000
Cost
At January 1	34,940	33,187	5,249
Translation difference	(1,753)	(1,377)	(218)

At December 31	33,187	31,810	5,031

Accumulated depr e ciation
At January 1	28,388	27,358	4,327
Charge for the year	376	355	56
Translation difference	(1,406)	(989)	(156)

At December 31	27,358	26,724	4,227

Net carrying amount	5,829	5,086	804

Fair value	11,954	11,308	1,789

Consolidated statements of profit or loss:
Rental income from an investment property	230	77	12
Direct operating expenses (including repairs, maintenance and depreciation expense) arising from the rental generating property	(180)	(82)	(13)

The Group has no restrictions on the realizable of its investment property and no contractual obligations to purchase, construct or develop investment property or for repairs, maintenance or enhancement.
The fair value is determined by independent professional qualified assessor. The fair value of investment property is determined by the market comparison and cost methods. In valuing the investment property, due consideration is given to factors such as location and size of building, building infrastructure, market knowledge and historical comparable transactions to arrive at their opinion of value.
The following table shows information about fair value measurement of the investment property using significant unobservable inputs (Level 3):

	Valuation techniques	Unobservable input	Inter-relationship between key unobservable inputs and fair value measurement
2021	Market comparison and cost method	Comparable price: - RMB 165 to RMB 401 (US$ 26 to US$ 63) per square foot	The estimated fair value increases with higher comparable price

2020	Market comparison and cost method	Comparable price: - RMB 172 to RMB 418 (US$ 27 to US$ 65) per square foot	The estimated fair value increases with higher comparable price